UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 16, 2017

CBS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-09553	04-2949533
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

51 West 52 Street New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 975-4321

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Explanatory Note

On November 17, 2017, CBS Corporation (“CBS”) announced that it had consummated its previously announced agreement to combine CBS’s radio business, which is operated by CBS Radio Inc. (“CBS Radio”), with Entercom Communications Corp. (“Entercom”). The combination was effected through the split-off of CBS Radio to CBS shareholders through an exchange offer (the “Exchange Offer”), followed by the merger of CBS Radio with a wholly owned subsidiary of Entercom, with CBS Radio surviving the merger as a wholly owned subsidiary of Entercom (the “Merger”). The Exchange Offer was consummated at 11:59 p.m. New York City time on November 16, 2017, and the Merger was consummated effective as of 12:01 a.m. New York City time on November 17, 2017.

The Exchange Offer and Merger were consummated in accordance with the Master Separation Agreement (the “Separation Agreement”), by and between CBS and CBS Radio, dated February 2, 2017, and the Agreement and Plan of Merger (the “Merger Agreement”), by and among CBS, CBS Radio, Entercom and Constitution Merger Sub Corp. (“Merger Sub”), a wholly owned subsidiary of Entercom, dated February 2, 2017 and amended July 10, 2017 and September 13, 2017.

Item 1.01	Entry into a Material Definitive Agreement.

On November 16, 2017, immediately prior to the expiration and consummation of the Exchange Offer, and in accordance with the Separation Agreement and the Merger Agreement:

•	CBS and Entercom entered into a Tax Matters Agreement (the “Tax Matters Agreement”), which will govern CBS’, Entercom’s and CBS Radio’s respective rights, responsibilities and obligations with respect to taxes, tax attributes, the preparation and filing of tax returns, tax contests, preservation of the expected tax-free status of the transactions contemplated by the Merger Agreement and the Separation Agreement and certain other tax matters, subject in each case to the terms and conditions of the Tax Matters Agreement.

•	CBS and Entercom entered into a Transition Services Agreement (the “Transition Services Agreement”), pursuant to which CBS will provide certain services to Entercom, and Entercom will provide certain services to the Company on a transitional basis.

•	CBS and Entercom entered into a Joint Digital Services Agreement (the “Joint Digital Services Agreement”), pursuant to which CBS will continue to operate the digital presences for CBS Radio’s sports and news radio stations, subject to the terms and conditions of the Joint Digital Services Agreement.

•	Certain subsidiaries of CBS also entered into three agreements with CBS Radio and certain subsidiaries of CBS Radio to license the use of certain intellectual property after the closing of the Merger. CBS Broadcasting Inc. (“CBS Broadcasting”), an indirect wholly owned subsidiary of CBS, will license the use of the CBS RADIO trademark for CBS Radio’s use for up to 12 months (the “Business Name License Agreement”), subject in each case to the terms and conditions of the Business Name License Agreement. CBS Broadcasting and certain of its subsidiaries will also enter into an agreement to license the use of certain station call letters and brands at certain radio stations by CBS Radio and certain of its subsidiaries (the “Station License Agreement”), subject in each case to the terms and conditions of the Station License Agreement. The rights pursuant to the Station License Agreement will expire with respect to “WCBS” and “KCBS” 20 years after the closing of the Merger and endure perpetually for certain other brands. Third, CBS Broadcasting and certain of its subsidiaries will enter into an agreement to license the use of the CBS SPORTS RADIO and certain other trademarks used in connection with the CBS Radio Sports Network for use by CBS Radio and CBS Radio Sports Network, Inc. (the “Sports Radio License Agreement”), subject in each case to the terms and conditions of the Sports Radio License Agreement.

The Tax Matters Agreement, the Transition Services Agreement, the Joint Digital Services Agreement, Business Name License Agreement, Station License Agreement and Sports Radio License Agreement are filed as Exhibits 2.1, 2.2, 2.3, 2.4, 2.5 and 2.6 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference. The foregoing description is qualified in its entirety by reference to such filed exhibits.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The Exchange Offer expired at 11:59 p.m., New York City time, on November 16, 2017. Under the terms of the Exchange Offer, 5.6796 shares of CBS Radio common stock were exchanged for each share of CBS Class B common stock accepted in the Exchange Offer. CBS accepted 17,854,689 shares of its Class B common stock in exchange for the 101,407,494 shares of CBS Radio common stock owned by CBS.

Because the Exchange Offer was oversubscribed, CBS accepted tendered shares of CBS Class B common stock on a pro rata basis in proportion to the total number of shares validly tendered and accepted for exchange. Shareholders who owned fewer than 100 shares of CBS Class B common stock, or an “odd lot” of such shares, and who validly tendered all of their shares, were not subject to proration in accordance with the terms of the exchange offer. The final proration factor of approximately 10.3721% was applied to all other shares of CBS Class B common stock that were validly tendered and not validly withdrawn to determine the number of such shares that were accepted from each tendering shareholder.

Based on the final count by the exchange agent Wells Fargo Bank, N.A., the final results of the exchange offer are as follows:

Total number of shares of CBS Class B common stock validly tendered and not validly withdrawn:	161,855,335
Shares tendered and not validly withdrawn that were subject to proration:	160,664,993
“Odd-lot” shares tendered that were not subject to proration:	1,190,342
Total number of shares of CBS Class B common stock accepted:	17,854,689

Immediately following the consummation of the Exchange Offer, the Merger closed effective as of 12:01 a.m., New York City time, on November 17, 2017. In the Merger, each share of CBS Radio common stock outstanding immediately following the Exchange Offer was converted into one share of Entercom Class A common stock (with shareholders entitled to cash in lieu of fractional shares). As of the completion of the Merger, holders of CBS common stock who participated in the Exchange Offer owned approximately 72% of Entercom’s common stock on a fully-diluted basis.

As a result of the foregoing transactions, CBS reduced its common stock outstanding by 17,854,689 shares of CBS Class B common stock.

Item 8.01	Other Events.

On November 17, 2017, CBS issued a press release announcing the consummation and preliminary results of the Exchange Offer. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

On November 17, 2017, CBS issued a press release announcing the consummation of the Merger. The press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

On November 21, 2017, CBS issued a press release announcing the final results of the Exchange Offer. The press release is attached hereto as Exhibit 99.3 and incorporated herein by reference.

The information set forth in Items 1.01 and 2.01 of this Current Report on Form 8-K is hereby incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The following unaudited pro forma financial information of CBS is filed as Exhibit 99.4 of this Current Report on Form 8-K and is incorporated herein by reference:

•	Unaudited pro forma condensed consolidated balance sheet at September 30, 2017.
•	Unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2017 and the year ended December 31, 2016.
•	Notes to the unaudited pro forma condensed consolidated financial statements.

(d) Exhibits.

2.1	Tax Matters Agreement, by and between CBS Corporation and Entercom Communications Corp., dated as of November 16, 2017.

2.2	Transition Services Agreement, by and between CBS Corporation and Entercom Communications Corp., dated as of November 16, 2017.

2.3	Joint Digital Services Agreement, by and between CBS Corporation and Entercom Communications Corp., dated as of November 16, 2017.

2.4	Trademark License Agreement (CBS Radio Brand), by and between CBS Broadcasting Inc. and CBS Radio Inc., dated as of November 16, 2017.

2.5	Trademark License Agreement (TV Station Brands), by and between CBS Broadcasting Inc., CBS Mass Media Corporation, CBS Radio Inc. and Certain Subsidiaries of CBS Radio Inc., dated as of November 16, 2017.

2.6	Trademark License Agreement (CBS Sports Radio Brand), by and between CBS Broadcasting Inc., CSTV Networks, Inc. d/b/a CBS Sports Network, CBS Radio Inc. and CBS Sports Radio Network Inc., dated as of November 16, 2017.

99.1	CBS Corporation press release, dated November 17, 2017.

99.2	CBS Corporation press release, dated November 17, 2017.

99.3	CBS Corporation press release, dated November 21, 2017.

99.4	CBS Corporation Unaudited Pro Forma Condensed Consolidated Financial Statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CBS CORPORATION
(Registrant)

Date: November 22, 2017	/s/ Lawrence P. Tu
Lawrence P. Tu
Senior Executive Vice President and Chief Legal Officer

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